EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, United Security Bancshares, Inc. (the “Corporation”) proposes to file a registration statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the issuance of shares of common stock of the Corporation or cash, under or pursuant to the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan.

NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Corporation and the undersigned directors and officers of said Corporation, individually as a director and/or as an officer of the Corporation, hereby make, constitute and appoint each of R. Terry Phillips and Larry M. Sellers their true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statement and any appropriate amendments thereto, together with all necessary exhibits.

The Corporation hereby authorizes said persons or any one of them to execute said registration statement and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

The undersigned directors and officers of the Corporation hereby authorize said persons or any one of them to execute said registration statement on their behalf as attorney-in-fact, and to amend or remedy any deficiencies with respect to said registration statement by appropriate amendment or amendments and to file the same as aforesaid.

Dated as of December 18, 2003.

UNITED SECURITY BANCSHARES, INC.

/s/ R. Terry Phillips

R. Terry Phillips
President, Chief Executive Officer and Director

/s/ Larry M. Sellers

Larry M. Sellers
Vice President, Secretary and Treasurer

/s/ Robert Steen

Robert Steen
Assistant Vice President, Assistant Treasurer and Principal Accounting Officer

/s/ Dan R. Barlow

Dan R. Barlow
Assistant Vice President and Director

/s/ Linda H. Breedlove

Linda H. Breedlove
Director

/s/ Gerald P. Corgill

Gerald P. Corgill
Director

/s/ Wayne C. Curtis

Wayne C. Curtis
Director

/s/ John C. Gordon

John C. Gordon
Director

/s/ William G. Harrison

William G. Harrison
Director

/s/ Hardie B. Kimbrough

Hardie B. Kimbrough
Director

/s/ Jack W. Meigs

Jack W. Meigs
Director

/s/ Ray Sheffield

Ray Sheffield
Director

/s/ James C. Stanley

James C. Stanley
Director

/s/ Howard M. Whitted

Howard M. Whitted
Director

/s/ Bruce N. Wilson

Bruce N. Wilson
Director